JBT Investor Presentation

September 2015

Forward-Looking Statements

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 2, 2015 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

JBT at a Glance

Leading Global Food Processing Equipment & Service Provider






Ticker	**NYSE: JBT (Spin-off in 2008)**
Legacy	**c. 1884; 130 yrs. of operations**
Market Cap	**~$1B**
2014 Rev. & Adj. OI	**$984M & $74M**
Dividend Yield	**1.0%**
Segments	**FoodTech & AeroTech**

* 2014 Adjusted Operating Income of $74 million excludes $14.5M in restructuring charges, as well as $8.8M in management succession & consulting costs incurred in the year.

Investment Highlights


Market Leader with Blue Chip Customer Base
Strong Recurring Revenue Driven by Large Installed Base
Committed Growth Culture Directed by Experienced Leaders
Global Platform Poised for Growth
Disciplined M&A to Drive Growth and Value Creation

Market Leader with Blue Chip Customer Base

We SQUEEZE	We FREEZE	We STERILIZE	We LOAD	We BOARD
75%+	50%+	50%+	70%+	75%+
World's Citrus Juices	World's Frozen Foods	World's Canned Foods	World's Overnight Packages	U.S. Passengers

Strong Recurring Revenue Driven by Large Installed Base

Recurring Revenue as a Percentage of Total Revenue:


43%
42%
45%
44%
45%
$377
$405
$413
$413
$438
2010
2011
2012
2013
2014
Equipment Leases, Airport Services
Aftermarket Parts & Services

Aftermarket Current Share of Customer Wallet: 25% - 30%

Stable Base with Clear Opportunity to Drive Higher Growth

Global Platform Poised for Growth



AeroTech Production
Personnel Locations
FoodTech Production
Corporate HQ
Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Sweden
Germany
Poland
Netherlands
Belgium
France
Spain
Italy
Russian Federation
Saudi Arabia
India
China
Philippines
Malaysia
South Africa
Australia
New Zealand

Global Reach Strengthens Competitive Advantage

Strong Growth Across Global Food Markets

- Population growth, rising incomes & urbanization driving global food consumption
- Strong positive correlation between level of income & higher-caloric content & processed foods
- Improving affordability of foods in emerging markets is further accelerating adoption of nutrient-rich diets


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
India
L. America
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

China: Projected Annualized Market Growth Rates


Food Retail Sales
7%
Frozen Foods
8%
Canned Foods
7%
Specialty Drinks
14%

Sources: United Nations Food & Agriculture Association, Rabobank, Euromonitor, IMF WEO.

Strong Growth Across Global Aviation Markets

Sustained profitability of airlines coupled with pent-up demand

Global Commercial Airline Profitability ($B)



$30
$15
$0
-$15
-$30
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F

Passenger traffic expected to double over next 15 years

World Economy	Passenger Traffic	Cargo Traffic
3.2%	4.1%	5.0%

Significant expansion in emerging markets driving regional demand

Number of Airports in China



+66%
147
244
2007
2020

China's Civil Aircraft (units)



+250%
900
1,400
380
4,900
700
500
2,900
800
2010
2029
Regional Jets
Jets (150 seats)
Jets (> 150 seats)

Sources: IATA, IHS Global Insight GDP Index, The Boeing Company Current Market Outlook, BCG Study.

Experienced Leadership Team in Place



20+ Yrs Tom Giacomini
Chairman,
President & CEO



20+ Yrs Brian Deck
EVP & CFO



25+ Yrs Steve Smith
EVP, President - FoodTech



25+ Yrs Dave Burdakin
EVP, President - AeroTech



25+ Yrs Jim Marvin
EVP, General Counsel & Secretary



25+ Yrs Mark Montague
EVP, Human Resources

New to JBT

The Next Level: Simple Portfolio Strategy to Maximize TSR


2013
2017
~10%
Growth
FoodTech
Accelerate Investment & Growth
AeroTech
Derive Better Returns With Modest Growth
Single Digit
Operating Margin
Double Digit


Future Outlook
Revenue
30%
70%
EBIT
20%
80%

Making Progress on Growing FoodTech & Strengthening AeroTech

The Next Level

Three-pronged Approach

Fix	Fix profitability to drive economic returns & generate cash for growth
Strengthen	Develop capabilities to achieve a disciplined growth capability
Grow	Grow by focusing on initiatives that move the needle

Building a Growth Culture: ONE JBT

Integrity

Accountability

Relentless Improvement

Teamwork

ONE Purpose & Set of Values Across the Entire Organization

Next Level Strategy Execution

Fix | Strengthen | Grow

- Implemented restructuring actions & JBT Excellence Model (JEM) initiatives for **Organization Simplification** to lay growth foundation; actions taken:
  - Corporate office downsized
  - FoodTech Europe reorganized
  - AeroTech rightsized and working capital reduced
  - U.S. shared services center established; E.U. on track for initial setup by year-end
- Portion of savings will be reinvested for improvement & growth initiatives

	Next Level Run-Rate Goal (2017) *	Performance Status
Organization Simplification	$8 - $10M	~$10M

* EBIT contribution.

Developing a Foundation for Growth & Margin Expansion

Next Level Strategy

Fix | **Strengthen** | Grow

- Instituted leadership & management changes
- **JEM** strengthen initiatives are building key organizational capabilities:
  - **Value Based Pricing** | $4M+ in pricing benefits in FY'14 & incremental $4M+ in FY'15
  - **RCI** | 200+ leaders trained, lean initiatives implemented and over 300 kaizen team events held across all locations globally
  - **Strategic Sourcing** | Taking advantage of scale & benefits of common ownership
  - **Acquisitions** | Established JBT M&A playbook, fortified talent & developed pipeline

	Next Level Run-Rate Goal (2017) *	Performance Status
Value Based Pricing	$6 - $10M	$8M+
RCI / Strategic Sourcing	$4 - $8M	On Track (~$2M in 2015)

* EBIT contribution.

Margin Expansion Activities Continue to Propel Earnings Growth Through 2017 & Beyond

Next Level Strategy

Fix | Strengthen | **Grow**

- **Emerging Markets** | Expanded team & manufacturing footprint in Asia
- **Protein Processing** | New product development, two acquisitions
- **Liquid Foods** | Business development, three acquisitions
- **Aftermarket** | 50+ new dedicated sales & service personnel, strategic pricing adoption, 9.5% revenue growth in 2014
- **Aviation Support Equipment** | New product development

	Next Level Run-Rate Goal (2017)	Performance Status
Revenue from Acquisitions	$70 - $100M	$220M+

Investing in High Impact Initiatives to Drive Profitable Growth

Acquisitions: Driving Growth and Value Creation

Disciplined, focused strategic approach

- Aggressive, proactive pursuit of strategic companies that deepen existing JBT capabilities or expand JBT presence
- Defined economic criteria: IRR, payback, ROIC, accretion and synergy metrics

Our principal M&A focus

- Protein processing and liquid foods niche leaders
- Companies that strengthen the core where JBT can achieve value creation / synergies



Protein Processing
~$4B
~$2.5B
~$0.5B
~$4B
Primary
Secondary Processing
Further Processing
EOL
Formcook
Wolf-tec
Primary
Portioning
Mixing/ Blending
Mixing, Grinding, Blending
Injecting / Marination
Forming
Coating
Frying
Cooking
Freezing
Slicing
Packaging
Completed Acquisitions
Pre-acquisition JBT Presence
Liquid Foods
ICS Solutions
Stork Food & Dairy Systems
A&B Process Systems *
Raw Material Handling
Extraction/ Refining
Beverage Handling
Pasteurizing / Evaporation / Bulk Filling
Storage
Thawing
Ingredient & H2O Prep
Mixing / Metering
Blending
Sterilization
CIP/ Controls & Instruments
Filling
Packaging
$2B+

* Acquisition of A&B Process Systems announced on September 2, 2015 and expected to close in fourth quarter of 2015.

Recent Key Acquisitions Overview
Protein Processing

	Wolf-tec	Formcook
Date Announced	December 2014	January 2014
Purchase Price	$54 million	$2 million
Company Overview	• Innovative equipment providing protein processing solutions • Produces equipment focused on ingredient preparation, blending, injection, marination, massaging and portioning	• Long-established manufacturer of Teflon contact and combi cookers, based in Helsingborg, Sweden • Leading product is a double-sided contact cooker
Strategic Rationale	• Provides further entry into beef, pork, and seafood processing markets • New state-of-the-art mfr. facility	• Provides customers with additional options for integrated in-line processing operations • Strengthens JBT's cooking solutions portfolio
Select Products	 	 

Further Strengthens Protein Processing Portfolio

Recent Key Acquisitions Overview
Liquid Foods

	A&B Process Systems *	Stork Food & Dairy	ICS Solutions
Date Announced	September 2015	July 2015	July 2014
Purchase Price	$102 million	€47 million (~$52 million)	€26 million (~$34 million)
Company Overview	• Recognized leader in secondary processing capabilities and technologies • Large field service organization	• Integrated aseptic processing / sterilization and filling systems to the beverage and food processing industries • Extends the shelf life of packaged foods	• Worldwide leader in the engineering, installation and servicing of high-capacity food preservation equipment
Strategic Rationale	• Significant expansion of liquid foods portfolio • Enables complete solutions to customers • Strengthens installation & aftermarket business • Opportunity to globalize	• Complementary aseptic and thermal processing and filling technologies • Global dairy, juice and blended dairy-juice categories expected to grow rapidly • Opportunity to globalize	• Adds complementary Hydromatic continuous sterilizer to JBT's existing product portfolio • Opportunity to globalize
Select Products			

Further Strengthens Liquid Foods Portfolios

* Acquisition of A&B Process Systems announced on September 2, 2015 and expected to close in fourth quarter of 2015.

Next Level Growth Focus

2017

- Leading food equipment & service provider
- $1.2-1.3B in Sales | 8-10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

Investment Highlights


Market Leader with Blue Chip Customer Base
Strong Recurring Revenue Driven by Large Installed Base
JBT
Committed Growth Culture Directed by Experienced Leaders
Global Platform Poised for Growth
Disciplined M&A to Drive Growth and Value Creation

JBT Investor Presentation

September 2015